April 1, 1994

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC 20549

     RE:  TrustCo Bank Corp NY
          (File No. 2-75886)
          Definitive Proxy Material

Ladies and Gentlemen:

On behalf of TrustCo Bank Corp NY (the "Corporation"), a New York corporation, and pursuant to Rules 14a-6(b), 14a-101 and Item 101(a)(1)(iii) of Regulation S-T promulgated under the Securities Exchange Act of 1934, as amended, transmitted herewith for filing is the Corporation's Schedule 14a Information Cover Page, Notice of Annual Meeting, Definitive Proxy Statement and Form of Proxy for the upcoming annual meeting of shareholders of the Corporation to be held on May 16, 1994. The definitive proxy materials will be mailed to the Corporation's shareholders on or about April 4, 1994. Please note that the applicable fee of $125 was sent by wire transfer on March 29, 1994 to the Commission's designated lockbox depository at the Mellon Bank in Pittsburgh, Pennsylvania.

If you have any questions or comments with respect to these materials, please call the undersigned collect at (518) 381-3657.

                                        Very truly yours,
                                        /s/ Linda C. Christensen
                                        ------------------------
                                        Linda C. Christensen
                                        Administrative Vice President
                                        TrustCo Bank New York